UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2025

XCEL BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37527	76-0307819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Seventh Avenue, 11th Floor, New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (347) 727-2474

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XELB	NASDAQ Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 12, 2025, the Company held the Special Meeting at which the Company’s stockholders voted on the following three (3) proposals and cast their votes as described below. These matters are described in detail in the Company’s definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission (the “Commission”) on February 14, 2025 (the “Proxy Statement”). As of February 7, 2025, the record date of the Special Meeting, there were 23,727,668 shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting. Present in person or by proxy at the Special Meeting were 15,295,041 shares of Common Stock, representing a majority of the issued and outstanding capital stock present at the Special Meeting, which constituted a quorum.

The final voting results for each item of business voted upon at the Special Meeting, as described in the Proxy Statement, is set forth below.

Proposal 1. Reverse Stock Split Proposal.

The stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”), to, at the discretion of the Board, effect a reverse stock split at a ratio of 1-for-2 to 1-for-10, with the ratio within such range to be determined at the discretion of the Chairman of the Board, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,214,948	76,468	3,625	0

Proposal 2. Authorized Shares Proposal.

The stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to decrease the number of authorized shares of the Company’s capital stock from 51,000,000 to 16,000,000 and the number of authorized shares of the Company’s common stock from 50,000,000 to 15,000,000, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,217,427	73,682	3,3932	0

Proposal 3. Adjournment Proposal.

The stockholders approved an adjournment of the Special Meeting, if necessary, to permit further solicitation and vote of proxies in the event there were not sufficient votes in favor of Proposal 1 or Proposal 2 based on the votes listed below. However, such an adjournment was not necessary in light of the approval of Proposal 1 and Proposal 2 at the Special Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,207,484	85,037	2,520	0

All three proposals were approved by the Company’s stockholders. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL BRANDS, INC. (Registrant)

By:	/s/ James F. Haran
	Name:	James F. Haran
	Title:	Chief Financial Officer

Date: March 13, 2025